Exhibit 10.3

FIRST RIDER TO

GENERAL AGREEMENT OF INDEMNITY

DATE OF GIA: September 7, 2011

DATE OF RIDER: June 4, 2012

THIS FIRST RIDER TO GENERAL AGREEMENT OF INDEMNITY (“Rider”) shall be attached to and incorporated into the General Agreement of Indemnity (“GIA”), dated above which has been executed by GREAT LAKES DREDGE & DOCK CORPORATION, GREAT LAKES DREDGE & DOCK COMPANY, LLC, LYDON DREDGING & CONSTRUCTION COMPANY, LTD., FIFTY-THREE DREDGING CORPORATION, DAWSON MARINE SERVICES COMPANY, GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC. (f/k/a Great Lakes Caribbean Dredging, Inc.), NASDI, LLC, NASDI HOLDINGS CORPORATION, YANKEE ENVIRONMENTAL SERVICES, LLC. and GREAT LAKES DREDGE & DOCK (BAHAMAS) LTD., as Contractors and Indemnitors (“Indemnitors”), on behalf of ZURICH AMERICAN INSURANCE COMPANY and its Subsidiaries and Affiliates including, but not limited to FIDELITY AND DEPOSIT COMPANY OF MARYLAND, COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, and AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY, its successors and assigns (“Surety”).

WHEREAS the Credit Facility provided to Indemnitors by Wells Fargo Bank, N.A. as Agent for the lenders has replaced the Credit Facility provided by Bank of America, N.A. as Administrative Agent, and therefore a new Equipment Utilization Agreement is being executed; and

WHEREAS the parties desire to modify the GIA accordingly,

THEREFORE it is understood and agreed as follows:

1. The Definition of “Equipment Utilization Agreement” in the GIA is deleted in its entirety and replaced with the following new definition of “Equipment Utilization Agreement”:

“Equipment Utilization Agreement” means the Equipment Utilization Agreement dated June 4, 2012, by and among the Surety, the Indemnitors and Wells Fargo Bank, N.A., as Administrative Agent, as the same may be amended, restated, supplemented, modified or replaced from time to time.

2. Nothing in this Rider shall waive, amend or affect the terms and conditions contained in the GIA, other than as indicated above.

SIGNATURE PAGES TO FOLLOW

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First Rider to General Agreement of Indemnity	page 1 of 4

Signed and sealed this     4th     day of     June        , 2012

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

INDEMNITOR
GREAT LAKES DREDGE & DOCK CORPORATION
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, President and Chief Financial Officer

INDEMNITOR
GREAT LAKES DREDGE & DOCK COMPANY, LLC
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, President and Chief Financial Officer

INDEMNITOR
LYDON DREDGING & CONSTRUCTION COMPANY, LTD.
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, Executive Vice President and Chief Operating Officer

(Signatures continued next page)

First Rider to General Agreement of Indemnity	page 2 of 4

INDEMNITOR
FIFTY-THREE DREDGING CORPORATION
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Paul E. Dinquel	(SEAL)
Name and Title	Paul E. Dinquel, Vice President

INDEMNITOR
DAWSON MARINE SERVICES COMPANY
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Catherine Hoffman	(SEAL)
Name and Title	Catherine Hoffman, President

INDEMNITOR
GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC. (f/k/a Great Lakes Caribbean Dredging, Inc.)
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, Senior Vice President and Chief Financial Officer

INDEMNITOR
NASDI, LLC
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, Vice President

(Signatures continued next page)

First Rider to General Agreement of Indemnity	page 3 of 4

INDEMNITOR
NASDI HOLDINGS CORPORATION
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, Vice President and Chief Financial Officer

INDEMNITOR
YANKEE ENVIRONMENTAL SERVICES, LLC
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, Vice President and Chief Financial Officer

INDEMNITOR
GREAT LAKES DREDGE & DOCK (BAHAMAS) LTD.
ATTEST OR WITNESS:

/s/ Kathleen LaVoy, CLO	/s/ Bruce J. Biemeck	(SEAL)
Name and Title	Bruce J. Biemeck, Vice President

First Rider to General Agreement of Indemnity	page 4 of 4